SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 9, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
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               (Exact Name of Registrant as specified in charter)


  Delaware                           0-16936                     33-0123045
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)            Identification No.)


    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey          08638
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     (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700

                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) WorldWater & Solar Technologies Corp. (the "COMPANY") announced in a press release today the resignation of Larry Crawford, Chief Financial Officer of the Company, effective June 18, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

(c) The Company also announced today the appointment of James Vittor as Chief Accounting Officer. Mr. Vittor, who will retain his current title of Corporate Controller, has been employed by the Company since September 2006. Prior to his employment with the Company, Mr. Vittor, age 47, was employed by Lab-Volt Systems, Inc. of Wall, New Jersey from 1996 to September 2006 in the position of Corporate Controller where he was responsible for direct management of all internal financial reporting, and overseeing all areas of accounting and finance.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated June 12, 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:  /s/ Frank W. Smith
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     Frank W. Smith
     Chief Executive Officer

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                                                                    EXHIBIT 99.1


[WORLDWATER & SOLAR TECHNOLOGIES CORP. LOGO
[GRAPHIC OMITED]
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                                                 FOR RELEASE JUNE 12, 2008
                                                 -------------------------


                   WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES

                               MANAGEMENT CHANGES


EWING,  N.J.  -  June  12, 2008 - WorldWater & Solar Technologies Corp. (OTC BB:
WWAT.OB), developer and marketer of proprietary high-power solar systems, today announced that, effective June 18, 2008, Larry Crawford has resigned his position as CFO to pursue other interests and spend more time with his family. The Company intends to immediately initiate a search for a new CFO. Concurrently, WorldWater's Corporate Controller, James Vittor, has been promoted and will take the additional title of Chief Accounting Officer.

"Larry helped build this company into what it is today, and we wish him all the best going forward," stated Frank Smith, CEO of WorldWater. "We will now begin the process of finding a new CFO who will bring a high level of experience, professionalism, and passion to lead the finance function of WorldWater during this critical juncture in our growth. We are also very grateful to have Jim Vittor with us and are pleased to promote him to Chief Accounting Officer given his excellent track record and strong accounting credentials."

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES
WorldWater & Solar Technologies Corp. is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that can not only generate and distribute electricity, but can drive 1000 horsepower motors and pumps from sunshine independently or in conjunction with the electric grid, providing solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
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                                  WORLDWATER & SOLAR TECHNOLOGIES PRESS CONTACT:
                                             Amy Copeman, (609) 818-0700 ext. 58
                                                         ACopeman@worldwater.com
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                                                     INVESTOR RELATIONS CONTACT:
                                                     Chris Witty, (646) 438-9385
                                                             cwitty@darrowir.com
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